Statutory Net Income and Surplus and Dividend Restrictions	12 Months Ended
Dec. 31, 2022
Insurance [Abstract]
Statutory Net Income and Surplus and Dividend Restrictions	STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONSThe Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Insurance and Banking. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.
The following table summarizes certain statutory financial information for the Company for the periods indicated:

	Year Ended December 31,
	2022	2021	2020
	(in millions)
Statutory net income (loss)	$(134)	$52	$(70)
Statutory capital and surplus	851	592	337
The Company does not utilize prescribed or permitted practices that vary materially from the statutory accounting practices prescribed by the NAIC.
The Company is subject to New Jersey law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the New Jersey Department of Banking and Insurance. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the greater of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, there is a capacity to pay a dividend of $13 million in 2023 without prior approval. The Company did not pay dividends to Pruco Life in 2022, 2021, and 2020.